SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 22, 2001


                                 TEN STIX, INC.
               ---------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                    Colorado
           -----------------------------------------------------------
          (State or other jurisdiction of Incorporation or organization

        0-32323                                         84-1351184
-----------------------                     ---------------------------------
(Commission File Number)                   (I.R.S. Employer Identification No.)


               3101 Riverside Drive, Idaho Springs, Colorado 92075
              ----------------------------------------------------
               (Address of principal executive offices)(Zip Code)


                                 (303) 567-0163
                ------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
           ----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

     Upon review of the Company's periodic filings, the Registrant has discovered that it inadvertently failed to file a copy of the Amendment to Articles of Incorporation as filed with the Colorado Secretary of State on January 22, 2001, with its quarterly report for the quarter ended March 31, 2001 and the Statement of Correction to the Articles of Incorporation as filed with the Colorado Secretary of State on August 27, 2003, with its quarterly report for the quarter ended September 30, 2003.

     A copy of said Amendment to the Articles of Incorporation and Statement of Correction, are attached as exhibits to this current report.


                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                                TEN STIX, INC.
                                                (Registrant)


Date: October 30, 2003                          /S/ Thomas E. Sawyer
                                                -------------------------------
                                                By:  Thomas E. Sawyer
                                                Its: President and CEO

                                  EXHIBIT INDEX


Exhibit No.         Description
-----------         -----------------------------------------------------------
3.1                 Amendment to Articles of Incorporation dated January 22,
                    2001 and filed with the Colorado Secretary of State on January 22, 2001.

3.2 Statement of Correction to the Articles of Incorporation dated and filed with the Secretary of State of Colorado on August 27, 2003.